Exhibit 99.1
Saga Communications, Inc.
Reports 2nd Quarter 2005 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — August 3, 2005 — Saga Communications, Inc. (NYSE-SGA) today reported that 2nd quarter 2005 net operating revenue increased 6.9% over the comparable period in 2004 to approximately $37.6 million and operating income decreased 6.2% to approximately $8.6 million. Net income decreased approximately $1.8 million to approximately $3.1 million ($.15 per fully diluted share) for the quarter ended June 30, 2005 compared to $4.9 million ($.23 per fully diluted share) for the comparable period in 2004. Net of taxes, approximately $767 thousand of this decrease in net income during the quarter was due to the disposition of a tower made obsolete by our DTV conversion project in Victoria, TX. Increased interest and healthcare expenses, net of taxes, decreased net income by approximately $425 thousand and $355 thousand, respectively, for the quarter. For the same period, station operating expense increased 12.3% to approximately $26.7 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the quarter, net operating revenue increased 2.4% to approximately $36.0 million, operating income decreased 8.0% to $8.4 million and station operating expense increased 6.4% to $25.2 million.
For the six month period ended June 30, 2005, net operating revenue increased 7.9% over the comparable period in 2004 to approximately $69.4 million, operating income decreased 3.3% to approximately $13.9 million and net income was approximately $5.2 million ($.25 per fully diluted share) compared to $7.4 million ($.35 per fully diluted share) for the comparable period in 2004 primarily attributable to the 2nd quarter expense increases referenced above. For the same period, station operating expense increased 11.8% to approximately $51.4 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the six months, net operating revenue increased 2.3% to approximately $64.7 million, operating income decreased 5.7% to $13.3 million and station operating expense increased 4.7% to $47.3 million.

Saga has been subjected to increased format competition in the Milwaukee, Columbus, Norfolk and Portland markets. To date, this increased competitive pressure has not materially impacted the Milwaukee or Columbus market’s financial performance. The financial results in the Norfolk and Portland markets, however, have been materially impacted due to the increased competition. Net revenue in these markets decreased approximately 15% compared to the 2nd quarter 2004. Combined, operating income for these two markets decreased $837 thousand from the comparable quarter in 2004. We believe that the financial impact on these markets will not be long term as rating data indicates that the impacted stations are beginning to return to previous levels of audience share. Excluding the results for the Norfolk and Portland markets, net revenue and operating income on a historical basis for the quarter increased approximately 11% and 4% respectively.
Capital expenditures in the second quarter of 2005 were approximately $3.5 million of which approximately $2.2 million was routine capital expenditures and $1.3 million resulted from other activities including $1.1 million as a result of acquisitions and our DTV related television projects. Future capital expenditures on DTV related projects are expected to be minimal. Previously, Saga estimated capital expenditures for the year to be approximately $9 million. Currently, we expect capital expenditures for the year to be approximately $10.5 million.
The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2005 and 2004 acquisitions and dispositions occurred as of January 1, 2004.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.

Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 26 markets, including 57 FM and 29 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. As previously disclosed, Saga has entered into an agreement to acquire an FM station serving the Asheville, NC radio market. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s second quarter 2005 results conference call will be on Wednesday, August 3 at 2:00 PM. The dial in number for domestic calls is 800/230-1059. For international callers the number is 612/288-0318. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 789870. Thereafter, a transcript of the call will be available on our website.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Six Month Periods
Ended June 30, 2005 and 2004
(amounts in 000’s except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Operating Results
Net operating revenue	$37,554	$35,127	$69,384	$64,300
Station operating expense	26,656	23,733	51,354	45,918
Corporate general and administrative	2,348	2,279	4,126	4,011

Operating income	8,550	9,115	13,904	14,371
Interest expense	1,806	1,085	3,429	2,180
Other expense, net	1,471	65	1,538	73

Income before income tax	5,273	7,965	8,937	12,118
Income tax expense	2,201	3,104	3,700	4,726

Net income	$3,072	$4,861	$5,237	$7,392

Earnings per share:
Basic	$0.15	$0.23	$0.26	$0.36

Diluted	$0.15	$0.23	$0.25	$0.35

Weighted average common shares	20,388	20,816	20,508	20,813
Weighted average common shares and common equivalents	20,596	21,285	20,771	21,283

Free Cash Flow
Net Income	$3,072	$4,861	$5,237	$7,392
Plus: Depreciation and amortization:
Station	2,138	1,726	4,233	3,393
Corporate	49	50	99	99
Deferred tax provision	1,029	1,274	1,590	1,939
Less: Capital expenditures	(3,534)	(1,732)	(7,801)	(4,263)

Free cash flow	$2,754	$6,179	$3,358	$8,560

Balance Sheet Data
Working capital			$23,673	$18,561
Net fixed assets			73,301	63,718
Net intangible and other assets			205,654	174,421
Total assets			317,868	270,918
Long term debt (including current portion of $1,061 and $0, respectively)			155,911	121,161
Stockholders’ equity			120,223	113,522

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
June 30, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2005	2004	2005	2004	2005	2004
Net operating revenue	$37,554	$35,127	$35,971	$35,127	$38,000	$37,022
Station operating expense	26,656	23,733	25,241	23,733	27,030	25,401
Corporate general and administrative	2,348	2,279	2,348	2,279	2,348	2,279

Operating income	8,550	9,115	$8,382	$9,115	8,622	9,342

Interest expense	1,806	1,085			1,894	1,418
Other expense, net	1,471	65			1,466	57
Income tax expense	2,201	3,104			2,196	3,067

Net income	$3,072	$4,861			$3,066	$4,800

Earnings per share:
Basic	$0.15	$0.23			$0.15	$0.23

Diluted	$0.15	$0.23			$0.15	$0.22

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2005	2004	2005	2004	2005	2004
Net operating revenue	$33,605	$31,362	$32,022	$31,362	$34,051	$33,257
Station operating expense	23,316	20,469	21,901	20,469	23,690	22,137

Operating income	$10,289	$10,893	$10,121	$10,893	$10,361	$11,120

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2005	2004	2005	2004	2005	2004
Net operating revenue	$3,949	$3,765	$3,949	$3,765	$3,949	$3,765
Station operating expense	3,340	3,264	3,340	3,264	3,340	3,264

Operating income	$609	$501	$609	$501	$609	$501

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and amortization	June 30,		June 30,		June 30,
by segment	2005	2004	2005	2004	2005	2004
Radio Segment	$1,716	$1,300	$1,389	$1,300	$1,808	$1,781
Television Segment	422	426	422	426	422	426
Corporate and Other	49	50	49	50	49	50

	$2,187	$1,776	$1,860	$1,776	$2,279	$2,257

(1)	Pro Forma results assume all acquisitions and dispositions in 2004 and 2005 occurred as of January 1, 2004.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Six Months Ended
June 30, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2005	2004	2005	2004	2005	2004
Net operating revenue	$69,384	$64,300	$64,697	$63,253	$70,397	$68,627
Station operating expense	51,354	45,918	47,270	45,132	52,311	49,709
Corporate general and administrative	4,126	4,011	4,126	4,011	4,126	4,011

Operating income	$13,904	$14,371	$13,301	$14,110	$13,960	$14,907

Interest expense	3,429	2,180			3,649	2,846
Other expense, net	1,538	73			1,523	56
Income tax expense	3,700	4,726			3,643	4,690

Net income	$5,237	$7,392			$5,145	$7,315

Earnings per share:
Basic	$0.26	$0.36			$0.25	$0.35

Diluted	$0.25	$0.35			$0.25	$0.34

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2005	2004	2005	2004	2005	2004
Net operating revenue	$61,977	$57,381	$57,290	$56,334	$62,990	$61,708
Station operating expense	44,725	39,618	40,641	38,832	45,682	43,409

Operating income	$17,252	$17,763	$16,649	$17,502	$17,308	$18,299

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2005	2004	2005	2004	2005	2004
Net operating revenue	$7,407	$6,919	$7,407	$6,919	$7,407	$6,919
Station operating expense	6,629	6,300	6,629	6,300	6,629	6,300

Operating income	$778	$619	$778	$619	$778	$619

	As-Reported		Same Station		Pro Forma (1)
	Six Months Ended		Six Months Ended		Six Months Ended
Depreciation and amortization	June 30,		June 30,		June 30,
by segment	2005	2004	2005	2004	2005	2004
Radio Segment	$3,369	$2,552	$2,672	$2,530	$3,599	$3,530
Television Segment	864	841	864	841	864	841
Corporate and Other	99	99	99	99	99	99

	$4,332	$3,492	$3,635	$3,470	$4,562	$4,470

(1)	Pro Forma results assume all acquisitions and dispositions in 2004 and 2005 occurred as of January 1, 2004.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
As of June 30, 2005
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2005	2004	2005	2004	2004	2004
Net operating revenue	$32,397	$31,605	$38,000	$37,022	$36,071	$38,045
Station operating expense	25,281	24,308	27,030	25,401	25,506	26,526
Corporate general and administrative	1,778	1,732	2,348	2,279	1,927	2,405

Operating income	5,338	5,565	8,622	9,342	8,638	9,114
Interest expense	1,755	1,428	1,894	1,418	1,369	1,639
Other (income) expense, net	57	(1)	1,466	57	202	(259)
Income tax expense	1,447	1,623	2,196	3,067	2,759	3,539

Net income	$2,079	$2,515	$3,066	$4,800	$4,308	$4,195

Earnings per share:
Basic	$0.10	$0.12	$0.15	$0.23	$0.20	$0.20

Diluted	$0.10	$0.12	$0.15	$0.22	$0.20	$0.20

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2005	2004	2005	2004	2004	2004
Net operating revenue	$28,939	$28,451	$34,051	$33,257	$32,425	$34,157
Station operating expense	21,992	21,272	23,690	22,137	22,281	23,190

Operating income	$6,947	$7,179	$10,361	$11,120	$10,144	$10,967

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
Television Segment	2005	2004	2005	2004	2004	2004
Net operating revenue	$3,458	$3,154	$3,949	$3,765	$3,646	$3,888
Station operating expense	3,289	3,036	3,340	3,264	3,225	3,336

Operating income	$169	$118	$609	$501	$421	$552

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
Depreciation and amortization	March 31,		June 30,		September 30,	December 31,
by segment	2005	2004	2005	2004	2004	2004
Radio Segment	$1,791	$1,749	$1,808	$1,781	$1,785	$1,837
Television Segment	442	415	422	426	422	454
Corporate and Other	50	49	49	50	49	50

	$2,283	$2,213	$2,279	$2,257	$2,256	$2,341

(1)	Pro Forma results assume all acquisitions and dispositions in 2004 and 2005 occurred as of January 1, 2004.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
June 30, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2005	Period	2005	2004	Period	2004
Net operating revenue	$37,554	($1,583)	$35,971	$35,127	$—	$35,127
Station operating expense	26,656	(1,415)	25,241	23,733	—	23,733
Corporate general and administrative	2,348	—	2,348	2,279	—	2,279

Operating income	$8,550	($168)	$8,382	$9,115	$—	$9,115

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2005	Period	2005	2004	Period	2004
Net operating revenue	$33,605	($1,583)	$32,022	$31,362	$—	$31,362
Station operating expense	23,316	(1,415)	21,901	20,469	—	20,469

Operating income	$10,289	($168)	$10,121	$10,893	$—	$10,893

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2005	Period	2005	2004	Period	2004
Net operating revenue	$3,949	$—	$3,949	$3,765	$—	$3,765
Station operating expense	$3,340	—	$3,340	$3,264	—	$3,264

Operating income	$609	$—	$609	$501	$—	$501

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Six Months Ended
June 30, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2005	Period	2005	2004	Period	2004
Net operating revenue	$69,384	($4,687)	$64,697	$64,300	($1,047)	$63,253
Station operating expense	51,354	(4,084)	47,270	45,918	(786)	45,132
Corporate general and administrative	4,126	—	4,126	4,011	—	4,011

Operating income	$13,904	($603)	$13,301	$14,371	($261)	$14,110

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2005	Period	2005	2004	Period	2004
Net operating revenue	$61,977	($4,687)	$57,290	$57,381	($1,047)	$56,334
Station operating expense	44,725	(4,084)	40,641	39,618	(786)	38,832

Operating income	$17,252	($603)	$16,649	$17,763	($261)	$17,502

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2005	Period	2005	2004	Period	2004
Net operating revenue	$7,407	$—	$7,407	$6,919	$—	$6,919
Station operating expense	6,629	—	6,629	6,300	—	6,300

Operating income	$778	$—	$778	$619	$—	$619